EXHIBIT 4.1




                             FIXED RATE SENIOR NOTE


REGISTERED                                                   REGISTERED
No. FXR                                                      U.S.$
                                                             CUSIP:  617446DT3

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.



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                        MORGAN STANLEY DEAN WITTER & CO.
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C
                                  (Fixed Rate)

                      EXCHANGEABLE NOTE DUE MARCH 30, 2007
                   EXCHANGEABLE FOR SHARES OF COMMON STOCK OF
                          SEVEN FINANCIAL INSTITUTIONS


ORIGINAL ISSUE DATE: INITIAL REDEMPTION      INTEREST RATE:       MATURITY DATE:
            , 2000     DATE: See               % per annum          March 30, 2007
                       "Company Call Right"
                       below

INTEREST ACCRUAL     INITIAL REDEMPTION      INTEREST PAYMENT     OPTIONAL
     DATE:              PERCENTAGE:            DATE(S): Each        REPAYMENT
            , 2000      100%.                  March    and         DATE(S):
                        See also "Company      September  ,         N/A
                        Call Right" below.     beginning
                                               September  , 2000

SPECIFIED CURRENCY:  ANNUAL REDEMPTION       INTEREST PAYMENT     APPLICABILITY OF
     U.S. Dollars             PERCENTAGE       PERIOD: Semi-        MODIFIED
                              REDUCTION: N/A   annually             PAYMENT UPON
                                                                    ACCELERATION:
                                                                    See "Alternate
                                                                    Calculation in case of
                                                                    an Event of Default"
                                                                    below

IF SPECIFIED         REDEMPTION NOTICE        APPLICABILITY OF    If yes, state Issue Price:
     CURRENCY                 PERIOD: N/A              ANNUAL
     OTHER THAN                                        INTEREST
     U.S. DOLLARS,                                     PAYMENTS:
     OPTION TO                                         N/A
     ELECT
     PAYMENT IN
     U.S. DOLLARS:
     N/A

EXCHANGE RATE                                                     ORIGINAL YIELD TO
     AGENT: N/A                                                     MATURITY: N/A

OTHER PROVISIONS:
     See below


Basket Value................................  The Basket Value, for any date, shall equal the sum of the
                                              products of the Market Prices and
                                              the applicable Exchange Ratios
                                              for each Basket Stock, each
                                              determined as of such date by the
                                              Calculation Agent.




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Basket .....................................   The basket is a weighted
                                               portfolio of the seven Basket
                                               Stocks. See "Basket Stocks"
                                               below.

Basket Stocks...............................   The following table sets forth
                                               the Basket Stocks, the ticker
                                               symbol of the Basket Stocks on
                                               the New York Stock Exchange, Inc.
                                               and the initial Exchange Ratio of
                                               each Basket Stock:

                                                                      Exchange
                               Issuer of Basket Stock     Ticker       Ratio
                               ----------------------     ------       -----
                               Chase Manhattan Corp.       CMB        1.26664
                               Fleet Boston Corp.          FBF        3.35183
                               Fifth Third Bancorp         FITB       1.95131
                               Firstar Corporation         FSR        5.32367
                               Wachovia Corp.               WB        1.88193
                               Comerica Inc.               CMA        2.80613
                               Wells Fargo & Company       WFC        2.98155


                                               See "-- Adjustments to the
                                               Exchange Ratios and the Basket"
                                               below.

Exchange Right..............................   On any Exchange Date, subject to
                                               a prior call of this Note for
                                               cash in an amount equal to the
                                               Call Price by the Issuer (as a
                                               result of the fact that the
                                               Basket Value, on the Trading Day
                                               prior to the Company Notice Date,
                                               is less than the Call Price) as
                                               described under "Company Call
                                               Right" below, the holder of this
                                               Note shall be entitled upon (i)
                                               completion by the holder and
                                               delivery to the Issuer and the
                                               Calculation Agent of an Official
                                               Notice of Exchange (in the form
                                               of Annex A attached hereto) prior
                                               to 11:00 a.m. New York City time
                                               on such date and (ii) delivery on
                                               such date of this Note to the
                                               Trustee, to exchange each $1,000
                                               principal amount of this Note for
                                               a number of shares of each Basket
                                               Stock equal to the Exchange Ratio
                                               for such Basket Stock, subject to
                                               any adjustment (x) to any
                                               Exchange Ratio or (y) in the
                                               stock, other securities or other
                                               property or assets (including,
                                               without limitation, cash or other
                                               classes of stock of the issuer of
                                               such Basket Stock) ("Other
                                               Exchange Property") to be
                                               delivered instead of or in
                                               addition to such Basket Stock as
                                               a result of any corporate event
                                               described under "Adjustments to
                                               the Exchange Ratios and Basket"
                                               below, in each case, required to
                                               be made prior to the close of
                                               business on the second Business
                                               Day after any such Exchange Date.
                                               Upon any such exchange, the
                                               Issuer may, at its sole option,
                                               either deliver such number of
                                               shares of each Basket Stock equal
                                               to the Exchange Ratio for such
                                               Basket Stock (or such Other
                                               Exchange Property to be delivered
                                               instead of or in addition to such
                                               Basket Stock as aforesaid) or pay
                                               an amount in cash for each $1,000
                                               principal amount of this Note
                                               equal to the Basket



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                                               Value as of the close of business
                                               on such Exchange Date, as
                                               determined by the Calculation
                                               Agent, in lieu of such shares of
                                               each Basket Stock (or such Other
                                               Exchange Property). Such delivery
                                               or payment shall be made 3
                                               Business Days after any Exchange
                                               Date, subject to delivery of this
                                               Note to the Trustee on the
                                               Exchange Date as aforesaid. Upon
                                               any exercise of the Exchange
                                               Right, the holder of this
                                               exchanged Note shall not be
                                               entitled to receive any cash
                                               payment representing any accrued
                                               but unpaid interest on this Note.

                                               If this Note is exchanged after a
                                               record date for the payment of
                                               interest and prior to the next
                                               succeeding Interest Payment Date,
                                               this Note must be accompanied by
                                               funds equal to the interest
                                               payable on such succeeding
                                               Interest Payment Date on the
                                               principal amount so exchanged.

                                               Prior to 9:30 a.m. on the first
                                               Business Day immediately
                                               succeeding any Exchange Date, the
                                               Issuer shall cause the
                                               Calculation Agent to provide
                                               written notice to the Trustee at
                                               its New York office and to The
                                               Depository Trust Company, or any
                                               successor depositary ("DTC"), on
                                               which notice the Trustee and DTC
                                               may conclusively rely, (i) of its
                                               receipt of any such "Official
                                               Notice of Exchange," (ii) of the
                                               Issuer's determination to deliver
                                               shares of Basket Stocks (or, if
                                               applicable, any Other Exchange
                                               Property to be delivered as a
                                               result of any corporate event
                                               described in paragraphs 5, 6 or 7
                                               under "Adjustments to the
                                               Exchange Ratios and Basket"
                                               below) or to pay an equivalent
                                               amount of cash for each $1,000
                                               principal amount of this Note and
                                               (iii) if the Basket Stocks are to
                                               be delivered (or, if applicable,
                                               any Other Exchange Property), of
                                               the number of shares of such
                                               Basket Stocks (or the amount of
                                               such Other Exchange Property) and
                                               of the amount of any cash to be
                                               paid in lieu of fractional shares
                                               of such Basket Stock (or of any
                                               other securities included in
                                               Other Exchange Property, if
                                               applicable) or, if cash is to be
                                               paid, of the amount of such cash
                                               for each $1,000 principal amount
                                               of this Note. If, as a result of
                                               any corporate event described
                                               under "Adjustments to the
                                               Exchange Ratios and Basket"
                                               occurring during the period from
                                               and including the Exchange Date
                                               to but excluding the third
                                               Business Day following the
                                               Exchange Date, the Calculation
                                               Agent makes any adjustment to any
                                               Exchange Ratio of a Basket Stock
                                               and consequent adjustment to the
                                               number of shares of such Basket
                                               Stock to be delivered or any
                                               adjustment to the quantity of any
                                               Other Exchange



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                                               Property due to the holder of
                                               this Note, the Calculation Agent
                                               shall give prompt notice of any
                                               such adjustments to the Trustee
                                               at its New York office and to
                                               DTC, on which notice the Trustee
                                               may conclusively rely. No
                                               adjustments to the Exchange Ratio
                                               will be made after the Exchange
                                               Date if the Issuer has given
                                               notice that it will deliver cash
                                               for each $1,000 principal amount
                                               of this Note.

                                               The Issuer shall, or shall cause
                                               the Calculation Agent to, deliver
                                               any such Basket Stocks (or any
                                               Other Exchange Property) or such
                                               cash to the Trustee for delivery
                                               to the holders.

No Fractional Shares .......................   If upon any exchange of this Note
                                               the Issuer chooses to deliver the
                                               Basket Stocks (and, if
                                               applicable, any other stock or
                                               other securities), the Issuer
                                               shall pay cash in lieu of
                                               delivering fractional shares of
                                               any Basket Stock (and, if
                                               applicable, of any other stock or
                                               securities) in an amount equal to
                                               the corresponding fractional
                                               Market Price of such fraction of
                                               such Basket Stock (or, if
                                               applicable, of such other stock
                                               or other securities) as
                                               determined by the Calculation
                                               Agent as of either (i) such
                                               Exchange Date, or (ii) the second
                                               Business Day prior to the Call
                                               Date or (iii) in the event of a
                                               subsequent adjustment to an
                                               Exchange Ratio, as of the date of
                                               such adjustment, as applicable.

Exchange Ratio..............................   The Exchange Ratios set forth
                                               under "Basket Stocks" above are
                                               subject to adjustment for certain
                                               corporate events. See
                                               "Adjustments to the Exchange
                                               Ratios and Basket" below.

Exchange Date...............................   Any Trading Day that falls during
                                               the period beginning April 30,
                                               2000 and ending on the earliest
                                               of (i) the last scheduled Trading
                                               Day prior to the Maturity Date,
                                               (ii) the fourth scheduled Trading
                                               Day immediately preceding the
                                               Call Date and (iii) in the event
                                               of a call for cash in an amount
                                               equal to the Call Price as
                                               described under "Company Call
                                               Right" below, the last scheduled
                                               Trading Day prior to the Company
                                               Notice Date.

Company Call Right .........................   On or after March 28, 2002, the
                                               Issuer may call this Note, in
                                               whole but not in part, for
                                               mandatory exchange into the
                                               Basket Stocks (and, if
                                               applicable, any Other Exchange
                                               Property) at the applicable
                                               Exchange Ratios; provided that,
                                               if the Basket Value on the
                                               Trading Day immediately preceding
                                               the Company Notice Date, as
                                               determined by



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                                               the Calculation Agent, is less
                                               than the Call Price for the Call
                                               Date specified in our notice of
                                               mandatory exchange, the Issuer
                                               shall (under those circumstances
                                               only) pay the Call Price in cash
                                               on the Call Date.

                                               On or after the Company Notice
                                               Date, unless the Issuer has
                                               called this Note for cash, to and
                                               including the fourth scheduled
                                               Trading Day immediately preceding
                                               the Call Date, the holder of this
                                               Note shall continue to be
                                               entitled to exercise the Exchange
                                               Right and receive any amounts
                                               described under "Exchange Right"
                                               above.

                                               On the Company Notice Date, the
                                               Issuer shall give notice of the
                                               Issuer's exercise of the Company
                                               Call Right (i) to the holder of
                                               this Note by mailing notice of
                                               such exercise by first class
                                               mail, postage prepaid, at least
                                               30 days and not more than 60 days
                                               prior to the date (the "Call
                                               Date") on which the Issuer shall
                                               effect such exchange at the
                                               holder's last address as it shall
                                               appear upon the registry books,
                                               (ii) to the Trustee by telephone
                                               or facsimile confirmed by mailing
                                               such notice to the Trustee by
                                               first class mail, postage
                                               prepaid, at its New York office
                                               and (iii) to DTC in accordance
                                               with the applicable procedures
                                               set forth in the Letter of
                                               Representations related to this
                                               Note. Any notice which is mailed
                                               in the manner herein provided
                                               shall be conclusively presumed to
                                               have been duly given, whether or
                                               not the holder of this Note
                                               receives the notice. Failure to
                                               give notice by mail, or any
                                               defect in the notice to the
                                               holder of any Note shall not
                                               affect the validity of the
                                               proceedings for the exercise of
                                               the Company Call Right with
                                               respect to any other Note.

                                               The notice of the Issuer's
                                               exercise of the Company Call
                                               Right shall specify (i) the Call
                                               Date, (ii) whether the Basket
                                               Value on the Trading Date
                                               immediately prior to the Company
                                               Notice Date is less than the Call
                                               Price for such Company Notice
                                               Date so that the Issuer will pay
                                               the Call Price in cash on the
                                               Call Date, (iii) the place or
                                               places of payment in cash or, if
                                               the Basket Value, as determined
                                               by the Calculation Agent, is
                                               equal to or greater than the Call
                                               Price, the place or places of
                                               delivery of the Basket Stocks,
                                               and, if applicable, of any Other
                                               Exchange Property to be delivered
                                               as a result of any corporate
                                               event described in paragraphs 5,
                                               6 or 7 under "Adjustments to the
                                               Exchange Ratios and Basket" (and
                                               of any cash to be paid in lieu of
                                               fractional shares of any Basket
                                               Stock (and, if applicable, of any
                                               such other stock or securities)),
                                               (iv) the number of shares of each
                                               Basket



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                                               Stock (and, if applicable, the
                                               quantity of any other Exchange
                                               Property) to be delivered per
                                               $1,000 principal amount of this
                                               Note, (v) that such delivery will
                                               be made upon presentation and
                                               surrender of this Note and (vi)
                                               that such exchange is pursuant to
                                               the Company Call Right.

                                               The notice of the Issuer's
                                               exercise of the Company Call
                                               Right shall be given by the
                                               Issuer or, at the Issuer's
                                               request, by the Trustee in the
                                               name and at the expense of the
                                               Issuer.

                                               If the Basket Stocks (and, if
                                               applicable, any Other Exchange
                                               Property) are to be delivered
                                               and, as a result of any corporate
                                               event described under
                                               "Adjustments to the Exchange
                                               Ratios and Basket" occurring
                                               during the period from and
                                               including the Company Notice Date
                                               to the close of business on the
                                               second Business Day prior to the
                                               Call Date, the Calculation Agent
                                               makes any adjustment to any
                                               Exchange Ratio of any Basket
                                               Stock and consequent adjustment
                                               to the number of shares of such
                                               Basket Stock to be delivered or
                                               any adjustment to the quantity of
                                               any Other Exchange Property due
                                               to the holder of this Note, the
                                               Calculation Agent shall give
                                               prompt notice of any such
                                               adjustments to the Trustee at its
                                               New York office and to DTC, on
                                               which notice the Trustee and DTC
                                               may conclusively rely. No
                                               adjustment to any Exchange Ratio
                                               shall be made as a result of any
                                               corporate event occurring after
                                               the close of business on the
                                               second Business Day prior to the
                                               Call Date.

                                               If this Note is so called for
                                               mandatory exchange by the Issuer,
                                               then, unless the holder
                                               subsequently exercises his
                                               Exchange Right (the exercise of
                                               which shall not be available to
                                               the holder following a call for
                                               cash in an amount equal to the
                                               Call Price), the Basket Stocks
                                               (and, if applicable, any Other
                                               Exchange Property) or (in the
                                               event of a call for cash, as
                                               described above) cash to be
                                               delivered to the holder of this
                                               Note shall be delivered on the
                                               Call Date fixed by the Issuer and
                                               set forth in its notice of its
                                               exercise of the Company Call
                                               Right, upon delivery of this Note
                                               to the Trustee. The Issuer shall,
                                               or shall cause the Calculation
                                               Agent to, deliver such shares of
                                               the Basket Stocks or cash to the
                                               Trustee for delivery to the
                                               holders.

                                               If this Note is not surrendered
                                               for exchange on the Call Date, it
                                               shall be deemed to be no longer
                                               Outstanding under, and as defined
                                               in, the Senior Indenture (as
                                               defined



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                                               on the reverse hereof) after the
                                               Call Date, except with respect to
                                               the holder's right to receive the
                                               Basket Stocks (and, if
                                               applicable, any Other Exchange
                                               Property) or cash due in
                                               connection with the Company Call
                                               Right.

Company Notice Date.........................   The scheduled Trading Day on
                                               which the Issuer issues its
                                               notice of mandatory exchange,
                                               which must be at least 30 but no
                                               more than 60 days prior to the
                                               Call Date.

Call Date...................................   The scheduled Trading Day on or
                                               after March 28, 2002 specified by
                                               the Issuer in its notice of
                                               mandatory exchange on which the
                                               Issuer shall deliver the Basket
                                               Stocks or cash to holders of the
                                               Notes for mandatory exchange.

Call Price..................................   $1,000 per each $1,000 principal
                                               amount of this Note.

Market Price................................   If a Basket Stock (or any other
                                               security for which a Market Price
                                               must be determined) is listed on
                                               a national securities exchange,
                                               is a security of the Nasdaq
                                               National Market or is included in
                                               the OTC Bulletin Board Service
                                               ("OTC Bulletin Board") operated
                                               by the National Association of
                                               Securities Dealers, Inc. (the
                                               "NASD"), the Market Price for one
                                               share of such Basket Stock (or
                                               one unit of any such other
                                               security) on any Trading Day
                                               means (i) the last reported sale
                                               price, regular way, of the
                                               principal trading session on such
                                               day on the principal United
                                               States securities exchange
                                               registered under the Securities
                                               Exchange Act of 1934, as amended
                                               (the "Exchange Act"), on which
                                               such Basket Stock (or any such
                                               other security) is listed or
                                               admitted to trading or (ii) if
                                               not listed or admitted to trading
                                               on any such securities exchange
                                               or if such last reported sale
                                               price is not obtainable (even if
                                               such Basket Stock (or other such
                                               security) is listed or admitted
                                               to trading on such securities
                                               exchanges), the last reported
                                               sale price of the principal
                                               trading session on the
                                               over-the-counter market as
                                               reported on the Nasdaq National
                                               Market or OTC Bulletin Board on
                                               such day. If the last reported
                                               sale price of the principal
                                               trading session is not available
                                               pursuant to clause (i) or (ii) of
                                               the preceding sentence because of
                                               a Market Disruption Event or
                                               otherwise, the Market Price for
                                               any Trading Day shall be the
                                               mean, as determined by the
                                               Calculation Agent, of the bid
                                               prices for such Basket Stock (or
                                               any such other security) obtained
                                               from as many dealers in such
                                               security (which may include MS &
                                               Co. or any of our other
                                               subsidiaries or affiliates), but
                                               not exceeding three, as shall
                                               make such bid prices available



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                                               to the Calculation Agent. A
                                               "security of the Nasdaq National
                                               Market" shall include a security
                                               included in any successor to such
                                               system and the term "OTC Bulletin
                                               Board Service" shall include any
                                               successor service thereto.

Trading Day.................................   A day, as determined by the
                                               Calculation Agent, on which
                                               trading is generally conducted on
                                               the New York Stock Exchange, Inc.
                                               ("NYSE"), the American Stock
                                               Exchange LLC, the Nasdaq National
                                               Market, the Chicago Mercantile
                                               Exchange, the Chicago Board of
                                               Options Exchange and in the
                                               over-the-counter market for
                                               equity securities in the United
                                               States and on which a Market
                                               Disruption Event (as defined
                                               below) has not occurred.

Calculation Agent...........................   Morgan Stanley & Co. Incorporated
                                               and its successors ("MS & Co.")

Adjustments to the Exchange Ratios
   and Basket...............................   The Exchange Ratio with respect
                                               to any Basket Stock and the
                                               Basket shall be adjusted as
                                               follows:

                                               1. If a Basket Stock is subject
                                               to a stock split or reverse stock
                                               split, then once such split has
                                               become effective, the Exchange
                                               Ratio of such Basket Stock shall
                                               be adjusted to equal the product
                                               of the prior Exchange Ratio and
                                               the number of shares issued in
                                               such stock split or reverse stock
                                               split with respect to one share
                                               of such Basket Stock.

                                               2. If a Basket Stock is subject
                                               (i) to a stock dividend (issuance
                                               of additional shares of such
                                               Basket Stock) that is given
                                               ratably to all holders of shares
                                               of such Basket Stock or (ii) to a
                                               distribution of such Basket Stock
                                               as a result of the triggering of
                                               any provision of the corporate
                                               charter of the issuer of such
                                               Basket Stock, then once the
                                               dividend has become effective and
                                               such Basket Stock is trading
                                               ex-dividend, the Exchange Ratio
                                               of such Basket Stock shall be
                                               adjusted so that the new Exchange
                                               Ratio shall equal the prior
                                               Exchange Ratio plus the product
                                               of (i) the number of shares
                                               issued with respect to one share
                                               of such Basket Stock and (ii) the
                                               prior Exchange Ratio of such
                                               Basket Stock.

                                               3. There shall be no adjustments
                                               to any Exchange Ratio to reflect
                                               cash dividends or other
                                               distributions paid with respect
                                               to a Basket Stock other than
                                               distributions described in
                                               paragraph 6 below and
                                               Extraordinary Dividends as
                                               described below. A cash dividend
                                               or other



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                                               distribution with respect to a
                                               Basket Stock shall be deemed to
                                               be an "Extraordinary Dividend" if
                                               such dividend or other
                                               distribution exceeds the
                                               immediately preceding
                                               non-Extraordinary Dividend for
                                               such Basket Stock (as adjusted
                                               for any subsequent corporate
                                               event requiring an adjustment
                                               hereunder, such as a stock split
                                               or reverse stock split) by an
                                               amount equal to at least 10% of
                                               the Market Price of such Basket
                                               Stock on the Trading Day
                                               preceding the ex-dividend date
                                               for the payment of such
                                               Extraordinary Dividend (the
                                               "ex-dividend date"). If an
                                               Extraordinary Dividend occurs
                                               with respect to Basket Stock, the
                                               Exchange Ratio with respect to
                                               such a Basket Stock shall be
                                               adjusted on the ex-dividend date
                                               with respect to such
                                               Extraordinary Dividend so that
                                               the new Exchange Ratio shall
                                               equal the product of (i) the then
                                               current Exchange Ratio and (ii) a
                                               fraction, the numerator of which
                                               is the Market Price on the
                                               Trading Day preceding the
                                               ex-dividend date, and the
                                               denominator of which is the
                                               amount by which the Market Price
                                               on the Trading Day preceding the
                                               ex-dividend date exceeds the
                                               Extraordinary Dividend Amount.
                                               The "Extraordinary Dividend
                                               Amount" with respect to an
                                               Extraordinary Dividend for a
                                               Basket Stock shall equal (i) in
                                               the case of cash dividends or
                                               other distributions that
                                               constitute quarterly dividends,
                                               the amount per share of such
                                               Extraordinary Dividend minus the
                                               amount per share of the
                                               immediately preceding
                                               non-Extraordinary Dividend for
                                               such Basket Stock or (ii) in the
                                               case of cash dividends or other
                                               distributions that do not
                                               constitute quarterly dividends,
                                               the amount per share of such
                                               Extraordinary Dividend. To the
                                               extent an Extraordinary Dividend
                                               is not paid in cash, the value of
                                               the non-cash component shall be
                                               determined by the Calculation
                                               Agent, whose determination shall
                                               be conclusive. A distribution on
                                               a Basket Stock described in
                                               paragraph 6 below that also
                                               constitutes an Extraordinary
                                               Dividend for such Basket Stock
                                               shall only cause an adjustment to
                                               the Exchange Ratio pursuant to
                                               paragraph 6.

                                               4. If the issuer of a Basket
                                               Stock is being liquidated or is
                                               subject to a proceeding under any
                                               applicable bankruptcy, insolvency
                                               or other similar law, this Note
                                               shall continue to be exchangeable
                                               into such Basket Stock so long as
                                               a Market Price for such Basket
                                               Stock is available. If a Market
                                               Price is no longer available for
                                               such Basket Stock for whatever
                                               reason, including the liquidation
                                               of the issuer of such Basket
                                               Stock or the subjection of the
                                               issuer of such Basket Stock to a

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                                               proceeding under any applicable
                                               bankruptcy, insolvency or other
                                               similar law, then the value of
                                               such Basket Stock shall equal
                                               zero for so long as no Market
                                               Price is available, and no
                                               attempt shall be made to find a
                                               replacement stock or increase the
                                               Basket Value to compensate for
                                               the zero value of such Basket
                                               Stock.

                                               5. If there occurs any
                                               reclassification or change of a
                                               Basket Stock, including, without
                                               limitation, as a result of the
                                               issuance of tracking stock by the
                                               issuer of such Basket Stock, or
                                               if the issuer of such Basket
                                               Stock has been subject to a
                                               merger, combination or
                                               consolidation and is not the
                                               surviving entity, or if there
                                               occurs a sale or conveyance to
                                               another corporation of the
                                               property and assets of the issuer
                                               of such Basket Stock as an
                                               entirety or substantially as an
                                               entirety, in each case as a
                                               result of which the holders of
                                               such Basket Stock shall be
                                               entitled to receive Other
                                               Exchange Property with respect to
                                               or in exchange for such Basket
                                               Stock, then, with respect to such
                                               Basket Stock, the holder of this
                                               Note shall be entitled thereafter
                                               to exchange this Note into the
                                               kind and amount of Other Exchange
                                               Property that the holder would
                                               have owned or been entitled to
                                               receive upon such
                                               reclassification, change, merger,
                                               combination, consolidation, sale
                                               or conveyance had the holder
                                               exchanged this Note at the then
                                               current Exchange Ratio for such
                                               Basket Stock immediately prior to
                                               any such corporate event, but
                                               without interest thereon.

                                               6. If the issuer of a Basket
                                               Stock issues to all of its
                                               shareholders equity securities of
                                               an issuer other than the issuer
                                               of such Basket Stock (other than
                                               in a transaction described in
                                               paragraph 5 above), then the
                                               holder of this Note shall be
                                               entitled to receive such new
                                               equity securities upon exchange
                                               of this Note. The Exchange Ratio
                                               for such new equity securities
                                               shall equal the product of the
                                               Exchange Ratio in effect for such
                                               Basket Stock at the time of the
                                               issuance of such new equity
                                               securities times the number of
                                               shares of the new equity
                                               securities issued with respect to
                                               one share of such Basket Stock.

                                               7. No adjustments to any Exchange
                                               Ratio shall be required other
                                               than those specified above.
                                               However, the Issuer may, at its
                                               sole discretion, cause the
                                               Calculation Agent to make
                                               additional changes to the
                                               Exchange Ratio upon the
                                               occurrence of corporate or other
                                               similar events that affect or
                                               could potentially affect market
                                               prices of, or
                                               shareholders rights in, a Basket
                                               Stock (or Other Exchange
                                               Property) but only to reflect
                                               such changes and not with the aim
                                               of changing relative investment
                                               risk.

                                               No adjustments to any Exchange
                                               Ratio shall be required unless
                                               such adjustment would require a
                                               change of at least 0.1% in the
                                               Exchange Ratio then in effect.
                                               The Exchange Ratio resulting from
                                               any of the adjustments specified
                                               above shall be rounded to the
                                               nearest one hundred- thousandth
                                               with five one-millionths being
                                               rounded upward.

                                               The Calculation Agent shall be
                                               solely responsible for the
                                               determination and calculation of
                                               any adjustments to the Exchange
                                               Ratios and of any related
                                               determinations and calculations
                                               with respect to any distributions
                                               of stock, other securities or
                                               other property or assets
                                               (including cash) in connection
                                               with any corporate event
                                               described in paragraphs 5, 6 or 7
                                               above, and its determinations and
                                               calculations with respect thereto
                                               shall be conclusive in the
                                               absence of manifest error.

                                               The Calculation Agent shall
                                               provide information as to any
                                               adjustments to any Exchange Ratio
                                               upon written request by the
                                               holder of this Note.

Market Disruption Event.....................   "Market Disruption Event" means,
                                               with respect to any Basket Stock,
                                               the occurrence or existence of
                                               any of the following events as
                                               determined by the Calculation
                                               Agent:

                                                     (i) a suspension, absence
                                                     or material limitation of
                                                     trading of such Basket
                                                     Stock on the primary market
                                                     for such Basket Stock for
                                                     more than two hours of
                                                     trading or during the
                                                     one-half hour period
                                                     preceding the close of the
                                                     principal trading session
                                                     in such market; or a
                                                     breakdown or failure in the
                                                     price and trade reporting
                                                     systems of the primary
                                                     market for such Basket
                                                     Stock as a result of which
                                                     the reported trading prices
                                                     for such Basket Stock
                                                     during the last one-half
                                                     hour preceding the closing
                                                     of the principal trading
                                                     session in such market are
                                                     materially inaccurate; or
                                                     the suspension, absence or
                                                     material limitation on the
                                                     primary market for trading
                                                     in options contracts
                                                     related to such Basket
                                                     Stock, if available, during
                                                     the one-half hour period
                                                     preceding the close of the
                                                     principal trading session
                                                     in the applicable market;
                                                     and

                                                     (ii) a determination by the
                                                     Calculation Agent in its
                                                     sole discretion that any
                                                     event described in clause
                                                     (i) above materially
                                                     interfered with the ability
                                                     of the Issuer or any of its
                                                     affiliates to unwind all or
                                                     a material portion of the
                                                     hedge with respect to the
                                                     2% Exchangeable Notes due
                                                     March 30, 2007
                                                     (Exchangeable for Shares of
                                                     Common Stock of Seven
                                                     Financial Institutions).

                                               For purposes of determining
                                               whether a Market Disruption Event
                                               has occurred: (1) a limitation on
                                               the hours or number of days of
                                               trading shall not constitute a
                                               Market Disruption Event if it
                                               results from an announced change
                                               in the regular business hours of
                                               the relevant exchange, (2) a
                                               decision to permanently
                                               discontinue trading in the
                                               relevant option contract shall
                                               not constitute a Market
                                               Disruption Event, (3) limitations
                                               pursuant to NYSE Rule 80A (or any
                                               applicable rule or regulation
                                               enacted or promulgated by the
                                               NYSE, any other self-regulatory
                                               organization or the Securities
                                               and Exchange Commission of
                                               similar scope as determined by
                                               the Calculation Agent) on trading
                                               during significant market
                                               fluctuations shall constitute a
                                               suspension, absence or material
                                               limitation of trading, (4) a
                                               suspension of trading in an
                                               options contract on any Basket
                                               Stock by the primary securities
                                               market trading in such options,
                                               if available, by reason of (x) a
                                               price change exceeding limits set
                                               by such securities exchange or
                                               market, (y) an imbalance of
                                               orders relating to such contracts
                                               or (z) a disparity in bid and ask
                                               quotes relating to such contracts
                                               shall constitute a suspension,
                                               absence or material limitation of
                                               trading in options contracts
                                               related to such Basket Stock and
                                               (5) a suspension, absence or
                                               material limitation of trading on
                                               the primary securities market on
                                               which options contracts related
                                               to any Basket Stock are traded
                                               shall not include any time when
                                               such securities market is itself
                                               closed for trading under ordinary
                                               circumstances.

Alternate Exchange Calculation
in case of an Event of Default..............   In case an Event of Default with
                                               respect to this Note shall have
                                               occurred and be continuing, the
                                               amount declared due and payable
                                               upon any acceleration of this
                                               Note shall be determined by MS &
                                               Co., as Calculation Agent, and
                                               shall be equal to the principal
                                               amount of this Note plus any
                                               accrued and unpaid interest at
                                               the Interest Rate to but not
                                               including the date of
                                               acceleration; provided that if
                                               (x) the holder of this Note has
                                               submitted an Official Notice of
                                               Exchange to the Issuer in
                                               accordance with the Exchange

                                               Right or (y) the Issuer has
                                               called this Note, other than a
                                               call for the Call Price in cash,
                                               in accordance with the Company
                                               Call Right, the amount declared
                                               due and payable upon any such
                                               acceleration shall be an amount
                                               in cash for each $1,000 principal
                                               amount of this Note equal to the
                                               Basket Value, determined by the
                                               Calculation Agent as of the
                                               Exchange Date or as of the date
                                               of acceleration, respectively,
                                               and shall not include any accrued
                                               and unpaid interest thereon;
                                               provided further that if the
                                               Issuer has called this Note for
                                               cash in an amount equal to the
                                               Call Price, in accordance with
                                               the Company Call Right, the
                                               amount declared due and payable
                                               upon any such acceleration shall
                                               be an amount in cash for each
                                               $1,000 principal amount of this
                                               Note equal to the applicable Call
                                               Price. See "Call Price" above.

     Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & Co., or registered assignees, the principal sum of U.S.$___________________________ (UNITED STATES DOLLARS __________________), on
the Maturity Date specified above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

     Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

     Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

     If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

     If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

     If the holder elects to receive all or a portion of payments of principal of and any premium and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of U.S. dollars for the Specified Currency for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED:                                  MORGAN STANLEY DEAN WITTER & CO.



                                        By:
                                          --------------------------------------
                                          Name:
                                          Title:

TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This  is one of the Notes referred
 to in the within-mentioned Senior
 Indenture.

THE CHASE MANHATTAN BANK,
 as Trustee



By:
  --------------------------------

      Authorized Officer

                               REVERSE OF SECURITY

     This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed The Chase Manhattan Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

     Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

     If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

     Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

     In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

     This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

     This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified

Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any
Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

     In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

     The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior

Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy or insolvency of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Senior Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding.

     If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

     The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby,
(a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

     Except as set forth below, if the principal of, premium, if any, or interest on, this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community (the "EC"), as amended by the treaty on European Union (as so amended, the "Treaty"). Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

     The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

     All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

     So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

     With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

     No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

     Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



                  TEN COM       -   as tenants in common
                  TEN ENT       -   as tenants by the entireties
                  JT TEN        -   as joint tenants with right of survivorship
                                    and not as tenants in common


         UNIF GIFT MIN ACT - ______________________ Custodian___________________
                                     (Minor)                       (Cust)

         Under Uniform Gifts to Minors Act______________________________________
                                                         (State)

     Additional abbreviations may also be used though not in the above list.

                             _________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



---------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated:
     ------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                            OPTION TO ELECT REPAYMENT

     The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         (Please print or typewrite name and address of the undersigned)


     If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid: ; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):
______________.


Dated: ____________________     ________________________________________________


                                NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.

                                                                   ANNEX A

                           OFFICIAL NOTICE OF EXCHANGE

                                             Dated: [On or after April 30, 2000]

Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, New York 10036

Morgan Stanley & Co. Incorporated, as
  Calculation Agent
1585 Broadway
New York, New York 10036
Fax No.: (212) 761-0674
(Attn: William Threadgill)

Dear Sirs:


     The undersigned holder of the Medium Term Notes, Series C, Senior Fixed Rate Notes, 2% Exchangeable Notes due March 30, 2007 (Exchangeable for Shares of Common Stock of Seven Financial Institutions (the "Basket Stocks")) of Morgan Stanley Dean Witter & Co. (CUSIP No. 617446DT3) (the "Notes") hereby irrevocably elects to exercise with respect to the principal amount of the Notes indicated below, as of the date hereof (or, if this letter is received after 11:00 a.m. on any Trading Day, as of the next Trading Day), provided that this notice is received prior to 11:00 a.m. New York City time on the earliest of (i) the last scheduled Trading Day prior to March 30, 2007, (ii) the fourth scheduled Trading Day immediately preceding the Call Date and (iii) in the event of a call for cash, the last scheduled Trading Day prior to the Company Notice Date, the Exchange Right as described in Pricing Supplement No. 55 dated March 23, 2000 (the "Pricing Supplement") to the Prospectus Supplement dated May 6, 1999 and the Prospectus dated May 5, 1999 related to Registration Statement No. 333-75289. Terms not defined herein have the meanings given to such terms in the Pricing Supplement. Please date and acknowledge receipt of this notice in the place provided below on the date of receipt, and fax a copy to the fax number indicated, whereupon Morgan Stanley Dean Witter & Co. will deliver, at its sole option, shares of the Basket Stocks or cash 3 business days after the Exchange Date in accordance with the terms of the Notes, as described in the Pricing Supplement.

                                      Very truly yours,


                                      _________________________________________
                                      [Name of Holder]

                                      By:______________________________________
                                          [Title]


                                      _________________________________________
                                      [Fax No.]

                                      $________________________________________
                                      Principal Amount of Notes surrendered for exchange

Receipt of the above Official
Notice of Exchange is hereby acknowledged

MORGAN STANLEY DEAN WITTER & CO., as Issuer

MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By MORGAN STANLEY & CO. INCORPORATED, as Calculation Agent

By:________________________________________
       Title:

Date and time of acknowledgment____________